PMFM INVESTMENT TRUST

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                   PMFM TACTICAL PRESERVATION PORTFOLIO TRUST
                          PMFM MANAGED PORTFOLIO TRUST
                       PMFM CORE ADVANTAGE PORTFOLIO TRUST

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                                   SUPPLEMENT
                               DATED JUNE 20, 2007

This Supplement updates information found in (i) the Prospectus, dated September 15, 2006, for the PMFM Tactical Preservation Portfolio Trust, the PMFM Managed Portfolio Trust and the PMFM Core Advantage Portfolio Trust (each a "Fund" and collectively, "Funds") relating to the Funds' Investor Class of shares, and (ii) the Prospectus, dated September 21, 2006, for the Funds' Class A shares. Each of the Funds is a series of the PMFM Investment Trust ("Trust").

This Supplement is to notify shareholders, potential investors, and other interested parties that the PMFM Tactical Preservation Portfolio Trust ("Tactical Preservation Fund") will discontinue operations as of July 20, 2007. The Board of Trustees of the Trust, in consultation with the Tactical Preservation Fund's investment advisor, PMFM, Inc. ("Advisor"), decided at a meeting held on June 14, 2007 ("Board Meeting") to discontinue operations based on, among other factors, the Advisor's belief that it would be in the best interests of the Tactical Preservation Fund and its shareholders. The Advisor will continue to waive fees and reimburse expenses of the Tactical Preservation Fund, as necessary, in order to maintain fees and expenses at their current level, as specified in the Prospectuses.

As a result of the decision to discontinue the operations of the Tactical Preservation Fund, the Board of Trustees determined at the Board Meeting to discontinue all sales of Fund shares and to no longer accept purchase orders for shares of the Tactical Preservation Fund. In addition, at that Board Meeting, the Board directed that: (i) all of the Tactical Preservation Fund's portfolio securities be liquidated in an orderly manner before July 20, 2007; and (ii) all outstanding shareholder accounts on July 20, 2007 be closed and the proceeds of each account sent to the shareholder's address of record or to such other address as directed by the shareholder, including special instructions that may be needed for an Individual Retirement Account ("IRA") or qualified pension and profit sharing fund accounts.

This will be considered a sale of Fund shares and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets.

Shareholders should direct any questions about their account to the Funds at 1-866-383-PMFM (1-866-383-7636).



          Investors Should Retain This Supplement for Future Reference
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